Exhibit 99.17

PROXY CARD PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES 1. MAIL your signed and voted proxy back in the postage paid envelope provided YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you call toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSET PURPOSES ONLY*** call toll-free (800) 290-6424 Monday through Friday 9 a.m. to 10 p.m. Eastern time THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. 123456789101 CONTROL NUMBER HARVEST VOLATILITY EDGE TRUST Harvest Edge Absolute Fund PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2019 The undersigned, revoking all previous proxies, if any, with respect to the shares of Harvest Edge Absolute Fund (the “Fund”), hereby appoints Curtis F. Brockelman, Jr. and Garrett Paolella as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 420 Lexington Ave., Suite 2620, New York, NY 10170, at 9:00 a.m. Eastern Standard Time on March 11, 2019, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 290-6424. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting and Proxy Statement are available at https://www.proxyonline.com/docs/HarvestVictory.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SIGN, DATE AND VOTE ON THE REVERSE SIDE

Harvest Edge Absolute Fund PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Trustees (the “Board”) of Harvest Volatility Edge Trust (the “Trust”), and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Meeting. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE BELOW-LISTED PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. The Board believes that approval of the reorganization described in the accompanying Proxy Statement is in the best interests of the Fund. Accordingly, the Board recommends that you vote FOR the following proposal. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example • PROPOSAL: FOR AGAINST ABSTAIN 1. To approve the Agreement and Plan of Reorganization by and among Harvest Volatility Edge Trust, on behalf of Harvest Edge Absolute Fund ("Acquired Fund"), Victory Portfolios, on behalf of Victory Harvest Premium Absolute Fund (“Acquiring Fund”), Harvest Volatility Management, LLC, and Victory Capital Management Inc. o o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES 1. MAIL your signed and voted proxy back in the postage paid envelope provided YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you call toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSET PURPOSES ONLY*** call toll-free (800) 290-6424 Monday through Friday 9 a.m. to 10 p.m. Eastern time THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. 123456789101 CONTROL NUMBER HARVEST VOLATILITY EDGE TRUST Harvest Edge Equity Fund PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2019 The undersigned, revoking all previous proxies, if any, with respect to the shares of Harvest Edge Equity Fund (the “Fund”), hereby appoints Curtis F. Brockelman, Jr. and Garrett Paolella as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 420 Lexington Ave., Suite 2620, New York, NY 10170, at 9:00 a.m. Eastern Standard Time on March 11, 2019, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 290-6424. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting and Proxy Statement are available at https://www.proxyonline.com/docs/HarvestVictory.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SIGN, DATE AND VOTE ON THE REVERSE SIDE

Harvest Edge Equity Fund PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Trustees (the “Board”) of Harvest Volatility Edge Trust (the “Trust”), and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Meeting. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE BELOW-LISTED PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. The Board believes that approval of the reorganization described in the accompanying Proxy Statement is in the best interests of the Fund. Accordingly, the Board recommends that you vote FOR the following proposal. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example • PROPOSALS: FOR AGAINST ABSTAIN 1. To approve the Agreement and Plan of Reorganization by and among Harvest Volatility Edge Trust, on behalf of Harvest Edge Equity Fund ("Acquired Fund"), Victory Portfolios, on behalf of Victory Harvest Premium Large Cap Equity Fund (“Acquiring Fund”), Harvest Volatility Management, LLC, and Victory Capital Management Inc. o o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES 1. MAIL your signed and voted proxy back in the postage paid envelope provided YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you call toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSET PURPOSES ONLY*** call toll-free (800) 290-6424 Monday through Friday 9 a.m. to 10 p.m. Eastern time THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. 123456789101 CONTROL NUMBER HARVEST VOLATILITY EDGE TRUST Harvest Edge Bond Fund PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2019 The undersigned, revoking all previous proxies, if any, with respect to the shares of Harvest Edge Bond Fund (the “Fund”), hereby appoints Curtis F. Brockelman, Jr. and Garrett Paolella as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 420 Lexington Ave., Suite 2620, New York, NY 10170, at 9:00 a.m. Eastern Standard Time on March 11, 2019, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 290-6424. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting and Proxy Statement are available at https://www.proxyonline.com/docs/HarvestVictory.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SIGN, DATE AND VOTE ON THE REVERSE SIDE

Harvest Edge Bond Fund PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Trustees (the “Board”) of Harvest Volatility Edge Trust (the “Trust”), and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Meeting. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE BELOW-LISTED PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. The Board believes that approval of the reorganization described in the accompanying Proxy Statement is in the best interests of the Fund. Accordingly, the Board recommends that you vote FOR the following proposal. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example • PROPOSAL: FOR AGAINST ABSTAIN 1. To approve the Agreement and Plan of Reorganization by and among Harvest Volatility Edge Trust, on behalf of Harvest Edge Bond Fund ("Acquired Fund"), Victory Portfolios, on behalf of Victory Harvest Premium Bond Fund (“Acquiring Fund”), Harvest Volatility Management, LLC, and Victory Capital Management Inc. o o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]